College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

CREF Stock Account
CREF Equity Index Account

SUPPLEMENT NO. 4
dated February 28, 2025 to the Statutory Prospectus dated May 1, 2024

Effective May 1, 2025, the Stock Account will change its benchmark index from the CREF Composite Index to the MSCI All Country World Index Investable Market Index (MSCI ACWI IMI Index).

Also effective May 1, 2025, the Equity Index Account will change its investment strategy from tracking the Russell 3000® Index to tracking the S&P 500 Index and will concurrently change the Account’s benchmark index from the Russell 3000® Index to the S&P 500 Index.

MGN-CREFSTAT-0225P